UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2009
EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)
Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive
North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)
(305) 947-1664

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 2, 2009, Equity One, Inc., a Maryland corporation (“Equity One” or the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, for themselves and as representatives of several other underwriters named therein, and each of the Company’s subsidiaries set forth on the signature page thereto (the “Guarantors”), with respect to the issue and sale by Equity One of $250 million of 6.25% senior unsecured notes due 2014 (the “Notes”) in an underwritten public offering (the “Public Offering”). The Company anticipates that the Notes will be issued on December 9, 2009.
     The Notes when issued will be registered under the Securities Act of 1933, as amended, pursuant to Equity One’s shelf registration statement on Form S-3 (Registration Nos. 333-158195). The Notes will be issued pursuant to a supplemental indenture, which the Company anticipates will be dated December 9, 2009, to the indenture dated as of September 9, 1998 among the Company, U.S. Bank National Association, as successor to SunTrust Bank, as trustee, and each of the guarantors set forth therein. The Notes will be unconditionally guaranteed by the Guarantors.
     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.
Item 8.01 Other Events.
     On December 2, 2009, the Company issued a press release announcing the pricing of the Public Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1.1	Purchase Agreement, dated December 2, 2009, between Equity One, Inc., the Guarantors and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

99.1	Press Release of Equity One, Inc. dated December 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: December 3, 2009	By:	/s/ Arthur L. Gallagher
Arthur L. Gallagher
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.1	Purchase Agreement, dated December 2, 2009, between Equity One, Inc., the Guarantors and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

99.1	Press Release of Equity One, Inc. dated December 2, 2009.